Agile Funds, Inc.

Agile Multi-Strategy Fund

Supplement dated April 11, 2006

To Prospectus dated February 28, 2006

On April 10, 2006, Agile Funds, Inc. (the “Company”) was granted an exemptive order by the Securities and Exchange Commission permitting Tactical Allocation Services, LLC (the “Adviser”), subject to the approval of the Board of Directors of the Company, to appoint subadvisers to conduct the investment program of the Agile Multi-Strategy Fund (the “Fund”) without shareholder approval.

The third paragraph on page i of the Prospectus is hereby deleted.

The third and fourth sentences of the third paragraph on page 12 of the Prospectus are hereby deleted.

The fifth sentence of the paragraph commencing on the bottom of page 18 and continuing on page 19 of the Prospectus is deleted and the following is inserted in its place:

“The Company has received an exemptive order from the Securities and Exchange Commission that permits the Adviser to appoint new Sub-Advisers for the Fund and to enter into new subadvisory agreement without obtaining shareholder approval of the changes.”